                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

         ---------------------------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  -------------------------------------------

              DATE OF REPORT:               MAY 12, 2004
                                ---------------------------------
                                (DATE OF EARLIEST EVENT REPORTED)

                              TECHTEAM GLOBAL, INC.
                              ---------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   0-16284                   38-2774613
----------------------------        ------------          ----------------------
(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NUMBER)

       27335 WEST 11 MILE ROAD
         SOUTHFIELD, MICHIGAN                                        48034
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            As previously reported in the Current Report on Form 8-K filed on May 14, 2004, on May 13, 2004, TechTeam Global NV/SA, the wholly-owned Belgian subsidiary of the Company, completed the acquisition of all of the outstanding equity of Advanced Network Engineering NV/SA (formerly Advanced Network Engineering CVBA) ("A.N.E.") from A.N.E.'s shareholders, Peter De Gendt, Werner Meynaerts, Pascal Claessens, Wim De Geetere, and Christoph Gesqueire ("Selling Shareholders"). The Company is now submitting the financial statements of the business acquired.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial statements of business acquired.

            (b)   Pro forma financial information.

            (c)   Exhibits.

(a)   Financial statements of business acquired.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders

We have audited the financial statements of Advanced Network Engineering CVBA for the period ended March 31, 2004 with a balance sheet total of E1.126.727,06 and a profit of the year of E50.500,51.

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Belgium. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis our opinion.

In our opinion, financial statements referred to above present fairly, in all material respects, the financial position of Advanced Network Engineering CVBA and the results of their operations in the period started April 1, 2003 and ended March 31, 2004, are in conformity with accounting principles generally accepted in the Belgium.

Brussels, July 7, 2004.

/s/ BVBA VAN CAUTER - SAEYS & CO

                        ADVANCED NETWORK ENGINEERING CVBA
                          INDEX TO FINANCIAL STATEMENTS

                                        Page
                                        ----
1. Financial statements                   5

2. Notes to the financial statements      8

3. Additional information                16

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                             1. FINANCIAL STATEMENTS

                        ADVANCED NETWORK ENGINEERING CVBA

                                                     NOTES      31/03/2004
                                                     -----    -------------
                                                                (in Euros)
ASSETS

FIXED ASSETS                                                 (E)    86.761,00

I. FORMATION EXPENSES

II. INTANGIBLE ASSETS                                   1

III. TANGIBLE ASSETS                                    2           65.137,89
A. Land and buildings
B. Plant, machinery and equipment                     2.1.              94,38
C. Furniture and vehicles                             2.2.          33.526,63
D. Leasing and other similar rights                   2.3.           5.718,02
E. Other tangible assets                              2.4.          25.798,86
F. Assets under construction and advance payments

IV. FINANCIAL FIXED ASSETS                              3           21.623,11
A. Affiliated companies                               3.1.          20.000,00
B. Other enterprises linked
C. Other financial assets                             3.2.           1.623,11

CURRENT ASSETS                                                   1.039.966,06

V. LONG TERM RECEIVABLES
A. Trade debtors
B. Other amounts receivable

VI. INVENTORY                                           4           20.011,54
A. Raw materials                                                    20.011,54
1. Consumables                                                      20.011,54
2. Work in progress

VII. SHORT TERM RECEIVABLES                             5          976.379,65
A. Trade accounts receivables                         5.1.         974.143,90
B. Other receivables                                  5.2.           2.235,75

IX. CASH BALANCES                                                   31.997,44

X. DEFERRED CHARGES AND ACCRUED INCOME                  6           11.577,43

TOTAL ASSETS                                                 (E)1.126.727,06
                                                             ---------------

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                        ADVANCED NETWORK ENGINEERING CVBA

                                                       NOTES    31/03/2004
                                                       -----   -------------
                                                                (IN EUROS)
LIABILITIES

EQUITY                                                        (E)  187.440,79

I. CAPITAL                                                7         75.000,00
A. Issued capital                                                   75.000,00
B. Uncalled capital

IV. RESERVES                                                        61.886,91
A. Legal reserve                                                     7.436,81
B. Reserves not available for distribution                          13.882,04
C. Untaxed reserves
D. Reserves available for distribution                              40.568,06

V. ACCUMULATED RESULTS                                              50.553,88

PROVISIONS AND DEFERRED TAXES

VII. A. PROVISIONS FOR RISKS AND CHARGES
1. Pensions and similar obligations
2. Taxation
3. Repairs and maintenance
4. Other liabilities and charges
B. Deferred taxes

DEBTS                                                              939.286,27

VIII. LONG TERM DEBTS                                     8          1.661,61
A. Financial debts                                      8.1.         1.661,61
B. Trade debts
C. Advances received on contracts in progress
D. Other debts

IX. SHORT TERM DEBTS                                               937.624,66
A. Current portion of amounts payable after one year    8.1.        67.957,92
B. Financial debts                                      8.2.       105.066,00
C. Trade debts                                          8.3.       512.391,48
D. Advances received on contracts in progress
E. Accrued taxes and social liabilities                   9        252.209,26
F. Other debts

X. ACCRUED CHARGES AND DEFERRED INCOME

TOTAL LIABILITIES                                             (E)1.126.727,06
                                                              ---------------

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                        ADVANCED NETWORK ENGINEERING CVBA

PROFIT AND LOSS ACCOUNT

                                                      NOTES   31/03/2004
                                                      -----  ------------
                                                              (in Euros)
- Turnover                                              10   4.598.768,54
- Stock variation (work-in-process, finished goods)
- Raw materials and consumables                         11   2.429.074,01
- Fixed assets - own construction
- Miscellaneous operating income                        10      36.885,07

GROSS MARGIN                                                 2.206.579,60
- Services and other goods                                   1.234.419,72
- Remunerations and social charges                      12     740.729,46
- Depreciations and write offs on Fixed assets                  45.587,36
- Write offs on current assets                          13       3.257,86
- Provisions for other liabilities and charges
- Depreciation on consolidation differences
- Miscellaneous operating charges                       14      19.943,77
- operating charges capitalised

OPERATING RESULT                                        15     162.641,43
- Financial income                                               4.372,50
- Financial charges                                             48.406,80

CURRENT RESULT BEFORE TAXES                                    118.607,13
- Exceptional income                                             4.621,13
- Exceptional charges                                            2.828,47

RESULT BEFORE TAXES                                            120.399,79
- Transfer to/from deferred taxes
- Corporate taxes                                       16     (69.899,28)

RESULT OF THE YEAR                                              50.500,51
- Transfer to/from untaxed reserves
- Share on consolidated companies (equity method)

RESULT TO BE ALLOCATED                                       (E)50.500,51
                                                             ------------

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

NOTE 1 - INTANGIBLE ASSETS

Acquisition cost

At the end of the preceding period                                              8.143,30

Depreciation and amounts written down

At the end of the preceding period                                5.428,88
Movements during the period                                       2.714,42
                                                                  --------
Depreciation at the end of the period                                          (8.143,30)
                                                                               ---------

NET BOOK VALUE                                                                      0,00

NOTES 2 - TANGIBLE ASSETS

2.1 Plant, machinery and equipment

Acquisition cost

At the end of the preceding period                                1.744,63
Movements during the period                                           0,00
                                                                  --------
Acquisition cost at the end of the period                                       1.744,63

Depreciation and amounts written down

At the end of the preceding period                                1.532,28
Movements during the period                                         117,97
                                                                  --------
Depreciation at the end of the period                                          (1.650,25)
                                                                               ---------

NET BOOK VALUE                                                                     94,38

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

2.2 Furniture and vehicles

Acquisition cost

At the end of the preceding period                              237.131,14
Movements during the period                                      26.013,89
                                                                ----------
Acquisition cost at the end of the period                                     263.145,03

Depreciation and amounts written down

At the end of the preceding period                              198.452,11
Movements during the period                                      31.166,29
                                                                ----------
Depreciation cost at the end of the period                                   (229.618,40)
                                                                             -----------

NET BOOK VALUE                                                                 33.526,63

2.3 Leasing and other similar rights

Acquisition cost

At the end of preceding period                                   47.333,37
Movements during the period                                           0,00
                                                                ----------
Acquisition cost at the end of the period                                      47.333,37

Depreciation and amounts written down

At the end of the preceding period                               32.523,88
Movements during the period                                       9.091,47
                                                                ----------
Depreciation at the end of the period                                         (41.615,35)
                                                                              ----------

NET BOOK VALUE                                                                  5.718,02

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

2.4 Other tangible assets

Acquisition cost

At the end of preceding period                                   48.937,01
Movements during the period                                      14.929,95
                                                                 ---------
Acquisition cost at the end of the period                                      63.866,96

Depreciation and amounts written down

At the end of the preceding period                               35.570,89
Movements during the period                                       2.497,21
                                                                 ---------
Depreciation at the end of the period                                         (38.068,10)
                                                                              ----------

NET BOOK VALUE                                                                 25.798,86

TOTAL TANGIBLE FIXED ASSETS                                                    65.137,89

NOTE 3 - FINANCIAL FIXED ASSETS

3.1 Affiliated companies

Acquisition cost at the end of preceding period                                51.457,86
Movements during the period                                                         0,00
Less value                                                                    (31.457,86)
                                                                              ----------

NET BOOK VALUE                                                                 20.000,00

It concerns 100% of the shares of
Innec NV, Casinoplein 16 9000 Gent.

Net equity as per 31/12/03:                        30.309,95(E)

Result as per 31/12/03:                             4.320,01(E)

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

3.2 Other financial assets

Net book value at the end of the preceding period                               4.309,16
Reimbursements during the accounting year                                      (2.686,05)
                                                                               ---------

NET BOOK VALUE                                                                  1.623,11

It concerns paid guarantees.

NOTE 4 - INVENTORY

It concerns inventory as per 31/03/2004 valued by identifying individually the price of each element

NOTE 5 - SHORT TERM RECEIVABLES

5.1 Trade accounts receivable                                                 974.143,90
                                                                              ----------

Clients                                                                       973.299,58
Invoices to establish                                                             700,00
Doubtful debtors                                                                  831,56
Less value on doubtful debtors                                                   (687,24)

5.2 Other receivables                                                           2.235,75
                                                                                --------

Loan                                                                            2.235,75

NOTE 6 - DEFERRED CHARGES AND ACCRUED INCOME

Deferred charges                                                               11.577,43

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

NOTE 7 - CAPITAL

                                                                             March 31, 2004
                                                                             --------------
Issued capital                                                                 75.000,00

Issued capital at the end of preceding period                                  75.000,00
Incorporation of reserves                                                           0,00
                                                                               ---------

Issued capital at the end of the period                                        75.000,00

The capital of (E)75.000,00 is represented by 5.000 nominative shares.

NOTE 8 - LONG TERM DEBTS

                                             Less than 1 year      Between 1 and 5 years
                                             ----------------      ---------------------
8.1 Credit institutions

Credit institutions                              67.957,92               1.661,61

These amounts are guaranteed by real guarantees given or irrevocably promised by the enterprise on its own assets for an amount of (E)65.812,00.

8.2 Financial debts                                             105.066,00
                                                                ----------

Loan                                                             35.615,47
Loan                                                             50.513,49
Innec NV                                                         18.937,04

8.3 Trade debts                                                 512.391,48
                                                                ----------

Suppliers                                                       497.055,18
Invoices to receive                                              15.336,30
Credit notes to establish                                             0,00

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

NOTE 9 - ACCRUED TAXES AND SOCIAL LIABILITIES

Taxes                                                                           102.589,58
                                                                                ----------

VAT payable                                                                      18.353,51
Income tax to pay                                                                29.432,61
Withholding tax on interests                                                      1.511,74
Withholding taxes                                                                 8.791,72
Estimated taxes payable                                                          44.500,00

Remuneration and social security                                                149.619,68
                                                                                ----------

Amounts due to National Office of Social Security                                 2.020,61
Other amounts payable relating to remuneration and social security              147.599,07

This item includes the provision for holiday pay and the provision for the year end bonus which amounts respectively to (E)87.825,84 and (E)12.523,23.

NOTE 10 - TURNOVER

Turnover consulting                                                             701.290,94
Turnover support                                                              1.054.486,54
Turnover goods                                                                2.732.714,13
Turnover training                                                                21.837,72
Turnover website hosting                                                         33.182,35
Turnover commissions                                                             47.167,77
Turnover other                                                                    8.089,09
                                                                              ------------

                                                                              4.598.768,54

Other operating income                                                           36.885,07

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

NOTE 11 - RAW MATERIALS AND CONSUMABLES

Purchase goods for resale                                                     2.440.907,49
Subcontracting                                                                      180,00
Purchase other                                                                   (1.853,63)
Increase, decrease of stock                                                     (10.159,85)
                                                                               -----------

                                                                              2.429.074,01

NOTE 12 - PAYROLL CHARGES

Remuneration and direct social benefits                                         580.630,91
Employers' contribution social security                                         153.904,04
Other personnel charges                                                           6.194,51

NOTE 13 - AMOUNTS WRITTEN OFF

Stocks and contracts in progress                                                  3.257,86

Due to some old stock a depreciation has been taken into account.

NOTE 14 - OTHER OPERATING CHARGES

Taxes related to operations                                                      19.943,77

NOTE 15 - FINANCIAL RESULTS

Financial income                                                                  4.372,50
    Interests                                                    500,00
    Other                                                      3.872,50

Financial charges                                                               (48.406,80)
    Interests                                                (13.510,90)
    Depreciation on financial fixed assets                   (31.457,86)
    Other                                                     (3.438,04)

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                      2. NOTES TO THE FINANCIAL STATEMENTS
                            (amounts are in Euro's)

NOTE 16 - INCOME TAXES

Corporate taxes                                                                                    (69.899,28)
                                                                                                   ----------

Income taxes of the current period                                                                 (69.536,52)
    Withholding taxes                                                              36,52
    Advance payment of income taxes                                            25.000,00
    Estimated additional income taxes                                          44.500,00

Income taxes of previous periods                                                                      (362,74)
    Income taxes                                                                  362,74

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                            3. ADDITIONAL INFORMATION

CONTINGENCIES

We note that a depreciation of E31.457,86 has been taken into account on the participation INNEC NV. The participation is evaluated at E20.000,00 on March 31st, 2004. Further, the participation has been sold on May 13th, 2004 for an amount of E20.000,00.

LEGAL DISCUSSIONS

No provisions have to be taken into account concerning legal discussions.

DIFFERENCES BETWEEN U.S. GAAP AND BELGIUM GAAP

1.       General Presentation of the Financial Statements

Belgium GAAP differs from U.S. GAAP in that the financial statements do not require a presentation of the statement of cash flows.

Furthermore, Belgian accounting legislation establishes standard charts of accounts, as subscribed in law of January 30, 2001 and based on formats set forth in the European Union's 4th Directive. These charts of accounts prescribe the details that must be disclosed in the balance sheet and the profit and loss statement. The format of the presentation of the balance sheet differs from U.S. GAAP format in that the different items on the balance sheet are represented in ascending degree of liquidity (from long term to short term), i.e. on the Assets statement starting with Fixed Assets and ending with Cash and short-term Deferred Charges and Accrued Income and on the Liabilities statement starting with Owners' Equity and ending with short-term Accrued Charges and Deferred Income.

The total balance sheet amount is equal.

2.       Statements of Operations

The presentation of the profit and loss statement differs from U.S. GAAP in the sense that the Belgium accounting legislation does not require any allocation of costs other than the cost of Purchased Goods, Raw Materials, or Purchased Subcontracting to the Cost of Sales or Cost of Revenue.

This means for instance that, in the case of revenues obtained from IT Services, the expenses of the billable staff are not included in the Gross Margin but are presented below the Gross Margin within the normal salary cost in the Operating Result.

Other general costs concerning sales are represented as general costs and not allocated to cost of services sold.

ADVANCED NETWORK ENGINEERING CVBA                     ACCOUNTS AS PER 31/03/2004

                            3. ADDITIONAL INFORMATION

3.       Evaluation Rules

Taking into account the type of the contracts and sales business of Advanced Network Engineering CVBA, there was no need to apply other evaluation rule f.i. revenue recognition or work in process.

The result for the year is equal.

(b)      Pro forma financial information.

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information for TechTeam Global, Inc. ("TechTeam") set forth below gives effect to the acquisition of Advanced Network Engineering NV/SA (formerly Advanced Network Engineering CVBA) ("A.N.E.") using the purchase method of accounting, after giving effect to the adjustments described in the accompanying notes. The unaudited pro forma condensed combined statements of operations includes only the results of ongoing operations and excludes such impacts as nonrecurring items related to the acquisition and synergies and related cost savings associated with the integration of the acquisition.

The unaudited pro forma condensed combined statement of financial position as of March 31, 2004 gives effect to the acquisition of A.N.E. as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2004 and the year ended December 31, 2003 give effect to the acquisition as if it occurred on the first day of each of those periods by combining the results for the three months ended March 31, 2004 of TechTeam with the results for the same period of A.N.E., and combining the results for the year ended December 31, 2003 of TechTeam with the results for the year ended March 31, 2004 of A.N.E.. The unaudited pro forma condensed combined financial information reflects certain adjustments.

The results of A.N.E. for the three months ended March 31, 2004 and the year ended December 31, 2003 are presented in accordance with accounting principals generally accepted in the United States ("US GAAP") and were translated into U.S. dollars at the average exchange rate during each respective period. The financial position of A.N.E. as of March 31, 2004 was translated into U.S. dollars at the exchange rate at that date. Adjustments to A.N.E.'s financial statements to conform to US GAAP related to classifying expenses in the statement of operations by their functional classification rather than their natural classification. Belgian GAAP does not require any allocation of costs other than the cost of purchased goods, raw materials, or purchased subcontracting to cost of revenue. There was no impact on net income.

The pro forma condensed combined financial information is for informational purposes only and does not purport to represent what the consolidated financial position or results of operations of TechTeam would actually have been if the ANE acquisition, in fact, had occurred on March 31, 2004, or at the beginning of the periods presented, or to project the consolidated financial position or results of operations as of any future date or any future period. The unaudited pro forma financial information should be read together with (i) the TechTeam Global, Inc. consolidated financial statements as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, including the notes thereto, included in TechTeam's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and (ii) the TechTeam Global, Inc. unaudited condensed consolidated financial statements as of March 31, 2004 and for the three-month periods ended March 31, 2004 and 2003, including the notes thereto, included in TechTeam's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004

                     TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
               CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                              AS OF MARCH 31, 2004
                                   (UNAUDITED)

                                                                            ADVANCED                        PRO FORMA
                                                               TECHTEAM      NETWORK       PRO FORMA        TECHTEAM
                                                                GLOBAL     ENGINEERING    ADJUSTMENTS        GLOBAL
                                                               --------    -----------    -----------       ---------
                                                                        (In thousands and in US dollars)
                      ASSETS
Current assets
    Cash and cash equivalents............................      $36,145       $    39       $(1,106)(A)       $35,078
    Accounts receivable, net.............................       23,995         1,189            --            25,184
    Prepaid expenses and other...........................        1,697            14            --             1,711
    Deferred income taxes................................          562            --            --               562
                                                               -------       -------       -------           -------
    Total current assets.................................       62,399         1,242        (1,106)           62,535

Property, equipment, and purchased software, net.........        9,470            72            --             9,542
Goodwill and other intangible assets, net................        5,733            24           878(A)          6,635
Other assets.............................................        1,361            34            --             1,395
                                                               -------       -------       -------           -------
Total assets.............................................      $78,963       $ 1,372       $  (228)          $80,107
                                                               =======       =======       =======           =======

       LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
    Current portion of notes payable.....................      $   173       $   211       $    --           $   384
    Accounts payable.....................................        4,767           605            --             5,372
    Accrued payroll, related taxes and
       withholdings......................................        6,025           182            --             6,207
    Accrued expenses and other...........................        3,919           144            --             4,063
                                                               -------       -------       -------           -------
    Total current liabilities............................       14,884         1,142            --            16,026

Long-term liabilities....................................          348             2            --               350

Redeemable convertible preferred stock...................        5,000            --            --             5,000

Shareholders' equity
    Common stock.........................................           85            91           (91)(A)            85
    Additional paid-in capital...........................       57,409            --            --            57,409
    Retained earnings....................................          692           137          (137)(A)           692
    Accumulated other comprehensive income...............          545            --            --               545
                                                               -------       -------       -------           -------
    Total shareholders' equity...........................       58,731           228          (228)           58,731
                                                               -------       -------       -------           -------
Total liabilities and shareholders' equity...............      $78,963       $ 1,372       $  (228)          $80,107
                                                               =======       =======       =======           =======

                     TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                   (UNAUDITED)

                                                                 ADVANCED                   PRO FORMA
                                                     TECHTEAM    NETWORK    PRO FORMA       TECHTEAM
                                                      GLOBAL   ENGINEERING  ADJUSTMENTS      GLOBAL
                                                     --------  -----------  -----------     ---------
                                                 (In thousands and in US dollars, except per share data)
Revenue.......................................       $ 30,270    $  1,454    $   --         $ 31,724
Cost of services delivered....................         23,117       1,187        --           24,304
                                                     --------    --------    ------         --------

Gross profit..................................          7,153         267        --            7,420
Selling, general, and administrative expense..          5,963         194        19(B)         6,176
                                                     --------    --------    ------         --------
Operating income..............................          1,190          73       (19)           1,244
Other expense.................................            (34)         (6)       (7)(c)          (47)
                                                     --------    --------    ------         --------
Income (loss) before income taxes.............          1,156          67       (26)           1,197
Income tax provision..........................            532          55        (9)(D)          578
                                                     --------    --------    ------         --------
Net income....................................       $    624    $     12    $  (17)        $    619
                                                     ========    ========    ======         ========

Basic earnings per share......................       $   0.07                               $   0.07
                                                     ========                               ========
Diluted earnings per share....................       $   0.07                               $   0.06
                                                     ========                               ========
Weighted average number of common shares
    and common share equivalents outstanding
    Basic.....................................          8,735                                  8,735
                                                     ========                               ========
    Diluted...................................          9,580                                  9,580
                                                     ========                               ========

                     TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                   (UNAUDITED)

                                                                        ADVANCED                            PRO FORMA
                                                       TECHTEAM          NETWORK          PRO FORMA         TECHTEAM
                                                        GLOBAL         ENGINEERING       ADJUSTMENTS         GLOBAL
                                                     -------------    -------------    -------------       ----------
                                                          (In thousands and in US dollars, except per share data)
Revenue...........................................   $      88,089    $       5,407    $          --       $   93,496
Cost of services delivered........................          72,073            4,470               --           76,543
                                                     -------------    -------------    -------------       ----------

Gross profit......................................          16,016              937               --           16,953
Selling, general, and administrative expense......          18,695              744               77(B)        19,516
                                                     -------------    -------------    -------------       ----------

Operating income (loss)...........................          (2,679)             193              (77)          (2,563)
Other income (expense)............................           2,043              (15)             (26)(c)        2,002
                                                     -------------    -------------    -------------       ----------

Income before income taxes........................            (636)             178             (103)            (561)
Income tax provision..............................             410               82              (35)(D)          457
                                                     -------------    -------------    -------------       ----------
Net income........................................   $      (1,046)   $          96    $         (68)      $   (1,018)
                                                     =============    =============    =============       ==========

Basic and diluted loss per share..................   $       (0.10)                                        $    (0.10)
                                                     =============                                         ==========
Weighted average number of common shares
    and common share equivalents outstanding
    Basic.........................................          10,066                                             10,066
                                                     =============                                         ==========
    Diluted.......................................          10,066                                             10,066
                                                     =============                                         ==========

                     TECHTEAM GLOBAL, INC. AND SUBSIDIARIES
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1 -- PRO FORMA ADJUSTMENTS

Pro forma adjustments for the unaudited pro forma condensed combined statement of financial position as of March 31, 2004, and the condensed combined statements of operations for the three months ended March 31, 2004 and the year ended December 31, 2003 are as follows:

         (A) To reflect the payment of the initial purchase price of E850,000 plus acquisition costs of E58,000 ($1,106,000 at March 31, 2004), for the acquisition of all of the outstanding stock of A.N.E., to reflect the fair value of identifiable intangible assets in excess of the carrying amount acquired, and to reflect goodwill as the excess of the purchase price paid over the estimated fair value of the identified net assets acquired.

         (B) To reflect the amortization of identifiable intangible assets resulting from the acquisition, which are amortized on a straight-line basis over a period of six years.

         (C) To reduce interest income for the cash used in the acquisition of A.N.E.

         (D) To record the related tax effects of the pro forma adjustments to the condensed combined statements of operations. The adjustments assume no utilization of existing net operating loss carryfowards at TechTeam Global NV/SA to reduce taxable income at A.N.E.

(c)      Exhibits
           23.1        Consent of Independent Accountants

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TECHTEAM GLOBAL, INC.

                                     By: /s/ Michael A. Sosin
                                         ---------------------------------------
                                     Michael A. Sosin, Vice President, Secretary
Date: July 27, 2004

                                 Exhibit Index
                                 -------------



No.                                Description
---                                -----------
23.1                     Consent of Independent Accountants